SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934
(Amendment No. )

Filed by the Registrant ☒	Filed by a Party other than the Registrant ☐
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☐ Preliminary Proxy Statement
☐ Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐ Definitive Proxy Statement
☒ Definitive Additional Materials
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BELLICUM PHARMACEUTICALS, INC.

(Name of Registrant as Specified In Its Charter)
(Name of Person(s) Filing Proxy Statement if Other Than the Registrant)

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Your **Vote** Counts!

BELLICUM PHARMACEUTICALS, INC.

2022 Annual Meeting
Vote by June 14, 2022
11:59 PM ET

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You invested in BELLICUM PHARMACEUTICALS, INC. and it's time to vote!

You have the right to vote on proposals being presented at the Annual Meeting. **This is an important notice regarding the availability of proxy material for the Annual Meeting of Stockholders to be held virtually via live webcast at www.virtualshareholdermeeting.com/BLCM2022 on June 15, 2022 at 1:00 PM Pacific Time, and any adjournment or postponement thereof.**

Get informed before you vote

View the Notice and Proxy Statement and Annual Report OR you can receive a free paper or email copy of the material(s) by requesting prior to June 1, 2022. If you would like to request a copy of the material(s) for this and/or future shareholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy.

For complete information and to vote, visit **www.ProxyVote.com**

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Vote Virtually at the Meeting*

June 15, 2022
1:00 PM Pacific Time

Virtually at:
www.virtualshareholdermeeting.com/BLCM2022

*Please check the meeting materials for any special requirements for meeting attendance.

V1.1

Vote at www.ProxyVote.com

THIS IS NOT A VOTABLE BALLOT

This is an overview of the proposals being presented at the upcoming shareholder meeting. Please follow the instructions on the reverse side to vote these important matters. Before voting, we encourage you to access and review the proxy materials, which contain important information and are available on the Internet or by mail.

BELLICUM PHARMACEUTICALS, INC.

2022 Annual Meeting
Vote by June 14, 2022
11:59 PM ET

Voting Items	Board Recommends
1. Election of Director **Nominee:** 01) Judith Klimovsky, M.D.	For
2. To approve an amendment to the Company's 2019 Equity Incentive Plan to, among other things, increase the number of shares of common stock authorized for issuance thereunder by 2,250,000 shares.	For
3. To ratify the Audit Committee's selection of Ernst & Young LLP as the independent registered public accounting firm of the Company for its fiscal year ending December 31, 2022.	For
4. To approve, on an advisory basis, the compensation of the Company's named executive officers, as disclosed in the proxy statement.	For

NOTE: The proxies may vote in their discretion upon any other business as may properly come before the meeting or any adjournment or postponement thereof.

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